UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 8, 2026
Date of Report (Date of earliest event reported)

MAGNITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Broadway, 9th Floor
New York, New York 10001
(Address of principal executive offices, including zip code)

(212) 243-2769
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders of the Company held on June 8, 2026, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”). The final results of voting on each proposal are as follows:
Proposal 1: Election of three Class III directors to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Paul Caine	99,225,532	5,272,915	1,737,588	21,398,031
Doug Knopper	97,010,810	7,488,029	1,737,196	21,398,031
David Pearson	99,624,729	4,871,835	1,739,471	21,398,031

Paul Caine, Doug Knopper, and David Pearson, the nominees for Class III directors, were each elected.
Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
125,139,432	311,677	2,182,957	---

The foregoing proposal was approved.
Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
93,243,703	11,274,849	1,717,483	21,398,031

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
100,148,461	55,954	4,309,358	1,722,262	21,398,031

The Company’s stockholders selected, on an advisory basis, “1 YEAR” as the frequency of future advisory votes on the compensation of the Company's named executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date:	June 11, 2026	By:	/s/ David Day
David Day
Chief Financial Officer